UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 31, 2004

PYRAMID BREWERIES, INC.

(Exact name of registrant as specified in its charter)

Washington	0-27116	91-1258355
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	No.)	Identification No.)

91 SOUTH ROYAL BROUGHAM WAY
SEATTLE, WA 98134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 206-682-8322

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 2 to the Current Report on Form 8-K filed August 16, 2004 and amended October 18, 2004, of Pyramid Breweries Inc. (Pyramid), relates the completion of the asset acquisition of Portland Brewing Company on July 31, 2004. The purpose of this amendment is to include additional information in Note 5 to the unaudited pro forma condensed balance sheet as of June 30, 2004, attached hereto as Exhibit 99.3, to clarify the details of the assets and liabilities being excluded from the acquisition.

Item 2.01. Completion of Acquisition or Disposition of Assets

     On August 16, 2004, Pyramid filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion of the asset acquisition, on July 31, 2004, of Portland Brewing Company, pursuant to an Asset Purchase Agreement, dated January 26, 2004 by and among Pyramid, PBC Acquisition, LLC a wholly owned subsidiary of Pyramid and Portland Brewing Company. The consideration paid for the acquisition was $4.2 million in cash, assumed liabilities and Pyramid stock.

     This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of businesses acquired.

1.	The audited consolidated financial statements of Portland Brewing Company including the consolidated balance sheets and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002, required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 of this Current Report on Form 8-K/A.

2.	The unaudited condensed consolidated financial statements of Portland Brewing Company, including the condensed consolidated balance sheet as of June 30, 2004 and the related condensed consolidated statements of operations and cash flows for the six month periods ended June 30, 2004 and 2003 are included as Exhibit 99.2.

(b) Pro forma financial information.

The following pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto:

1.	Unaudited pro forma condensed balance sheet as of June 30, 2004 and unaudited pro forma condensed statements of operations for the six month period ended June 30, 2004 and the year ended December 31, 2003 as Exhibit 99.3.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description
23.1	Consent of Moss Adams LLP*

99.1	Audited consolidated financial statements of Portland Brewing Company including the consolidated balance sheets and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002, together with the report thereon of Moss Adams LLP.*

99.2	Unaudited condensed consolidated financial statements of Portland Brewing Company, including the condensed consolidated balance sheets as of June 30, 2004 and the related condensed consolidated statements of operations and cash flows for the six month periods ended June 30, 2004 and 2003.*

99.3	Unaudited pro forma condensed balance sheet as of June 30, 2004 and unaudited pro forma condensed statements of operations for the six month period ended June 30, 2004 and the year ended December 31, 2003.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2005	PYRAMID BREWERIES INC.

	By:	/s/ James K. Hilger

James K. Hilger, Vice President and Chief Financial Officer

PYRAMID BREWERIES INC.

FORM 8-K/A

INDEX TO EXHIBITS

Exhibit
Number	Description
23.1	Consent of Moss Adams LLP*

99.1	Audited consolidated financial statements of Portland Brewing Company including the consolidated balance sheets and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002, together with the report thereon of Moss Adams LLP.*

99.2	Unaudited condensed consolidated financial statements of Portland Brewing Company, including the condensed consolidated balance sheets as of June 30, 2004 and the related condensed consolidated statements of operations and cash flows for the six month periods ended June 30, 2004 and 2003.*

99.3	Unaudited pro forma condensed balance sheet as of June 30, 2004 and unaudited pro forma condensed statements of operations for the six month period ended June 30, 2004 and the year ended December 31, 2003.

*	Previously filed